                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
                   10 3/4% SENIOR SUBORDINATED NOTES DUE 2012
                                IN EXCHANGE FOR
                   10 3/4% SENIOR SUBORDINATED NOTES DUE 2012

                                       OF

                           BERRY PLASTICS CORPORATION

Registered holders of outstanding 10 3/4% Senior Subordinated Notes Due 2012 (the "Outstanding Notes") of Berry Plastics Corporation ("Berry") who wish to tender their Outstanding Notes in exchange for a like stated amount at maturity of 10 3/4% Senior Subordinated Notes Due 2012 (the "Exchange Notes") of Berry and, in each case, whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank Trust National (the "Exchange Agent"), prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The exchange offer--Guaranteed delivery procedures" in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2002 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED BY BERRY IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                    BY MAIL:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                             180 EAST FIFTH STREET
                                 P.O. BOX 64111
                            ST. PAUL, MN 551654-0111
                           ATTENTION: SHAUNA THILMANY
                            FACSIMILE: 651-244-1537
                       CONFIRM BY TELEPHONE: 651-244-8112

                         BY HAND OR OVERNIGHT DELIVERY:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                             180 EAST FIFTH STREET
                          4TH FLOOR--BOND DROP WINDOW
                               ST. PAUL, MN 55101
                           ATTENTION: SHAUNA THILMANY
                            FACSIMILE: 651-244-1537
                       CONFIRM BY TELEPHONE: 651-244-8112

                                    BY HAND:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                100 WALL STREET
                          16TH FLOOR--BOND DROP WINDOW
                               NEW YORK, NY 10005
                           ATTENTION: BARBARA NASTRO

FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 212-361-2525, OR BY FACSIMILE AT 212-509-3384.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies & Gentlemen:

The undersigned hereby tender(s) to Berry, upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate stated amount at maturity of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

The undersigned understands that tenders of Outstanding Notes will be accepted only in stated amounts at maturity equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the business day prior to the Expiration Date. Tenders of Outstanding Notes may also be withdrawn if the Exchange Offer is terminated without any such Outstanding Notes being purchased thereunder or as otherwise provided in the Prospectus.

All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

 Signature(s) of Registered Owner(s) or Authorized Signatory:

 -----------------------------------------------------------

 -----------------------------------------------------------

 -----------------------------------------------------------

 Stated Amount at Maturity of Outstanding Notes Tendered:

 -----------------------------------------------------------

 Certificate No(s). of Outstanding Notes (if available):

 -----------------------------------------------------------

 -----------------------------------------------------------

 Date:
 ----------------------------------------------------

Name(s) of Registered Holder(s):

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

Address:
------------------------------------------------

-----------------------------------------------------------

Area Code and Telephone No.:

-----------------------------------------------------------

If Outstanding Notes will be delivered by book-entry transfer at The Depository Trust Company, insert Depository Account No.:

-----------------------------------------------------------

This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:

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Address(es):

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DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE SENT
TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act, hereby (a) represents that each holder of Outstanding Notes on whose behalf this tender is being made "own(s)" the Outstanding Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended,
(b) represents that such tender of Outstanding Notes complies with such Rule 14e-4, and (c) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, together with certificates representing the Outstanding Notes covered hereby in proper form for transfer and required documents will be deposited by the undersigned with the Exchange Agent.

THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:                                      Authorized Signature
Address:                                           Name:
                                                   -----------------------------------------------
-----------------------------------------------    Title:
                                                   -----------------------------------------------
Area Code and Telephone No.
-----------------------------------------------    Date:
                                                   -----------------------------------------------

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